PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

STRATUS FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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STRATUS FUND, INC.
6801 South 27th Street

Lincoln, Nebraska 68512

May 16, 2016

To the Shareholders of Stratus Fund:

I am writing to inform you of a Special Meeting of the shareholders of Stratus Fund, Inc. (the “Fund”) that will be held at 9:00 a.m. on Tuesday, June 7, 2016 at the offices of Union Investment Advisers, Inc., 6801 South 27th Street, Lincoln, Nebraska 68512.  The purpose of this meeting is to vote on a proposal providing for the complete dissolution, liquidation, and termination of the Stratus Fund.  If the proposal is approved by the shareholders of the Growth Portfolio and Government Securities Portfolio of the Fund (the “Portfolio(s)”), voting separately, the Fund’s investment adviser will liquidate the Fund’s assets and distribute the net proceeds, pro rata, to the respective shareholders of each Portfolio.  If the proposal is not approved by a majority of shareholders of each Portfolio, the proposal will not become effective.

The attached Proxy Statement provides you with additional information about the proposed dissolution of the Fund.  There is also attached a “Q&A” which should provide answers to many of your questions.  We urge you to read all of the enclosed materials carefully.

The Fund’s Board of Directors has approved the proposed dissolution of the Fund, and recommends it for your approval. I encourage you to vote “FOR” the proposal, and ask that you please send your completed proxy ballot in as soon as possible. As always, we thank you for your confidence and support.

Sincerely,

/s/ Jon Gross

Jon Gross

President

WHAT YOU SHOULD KNOW ABOUT THE PROPOSED FUND DISSOLUTION

The Board of Directors of the Fund encourages you to read the attached Proxy Statement carefully.  The following is a brief overview of the key issues.

Why is my Fund holding a special shareholders meeting?

The meeting is being called to ask you to approve the dissolution, liquidation, and termination of the Stratus Fund (the “Fund”).  If shareholders of each of the Growth Portfolio and the Government Securities Portfolio (the “Portfolio(s)”), voting separately, vote in favor of the dissolution, the Fund will liquidate its assets and distribute the net proceeds, pro rata, to the respective shareholders of each Portfolio.  If the proposal is not approved by a majority of shareholders of each Portfolio, the proposal will not become effective.

Why was the dissolution proposed?

Union Investment Advisors, Inc. (the “Adviser”), the investment adviser to the Fund, recommended the dissolution of each Portfolio to the Board because the present modest size of the portfolios, limited distribution avenues to increase scale, and changing regulatory environment have limited the long-term appeal and potential success of the Funds.  For the foregoing reasons, and the cost of operating the Fund, the Adviser made the business decision that continued operation of the Fund is not in the best interests of its shareholders.

What happens if shareholders decide in favor of dissolution?

The Fund will cease to carry on its business and will proceed to sell all of the portfolio securities and other assets of each Portfolio for cash.  Shareholders of each Portfolio will be mailed a check to their address of record for their proportionate share of the liquidation distribution. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distribution through their nominee firms.  After the Fund has made the liquidation distributions, the Fund will then be statutorily dissolved and will cease to exist, and no shareholder will have any interest in the Fund.

If the Fund dissolves, will there be tax consequences for me?

Generally, shareholders will recognize gain or loss upon the receipt of liquidation distributions to shareholders.  Shareholders will be viewed as having exchanged their Fund shares for an amount equal to the liquidation distribution(s) he or she receives.  Each shareholder will recognize gain or loss in an amount equal to the difference between (a) the shareholder’s adjusted basis in the Fund shares, and (b) the amount of such liquidation distribution(s).

What happens if shareholders do not approve the dissolution?

If the shareholders of each Portfolio do not approve the dissolution, the Fund initially will continue to be managed in accordance with its current investment objective and investment strategies.  However, the Board of Directors may consider other alternatives, such as re-

submission of the dissolution proposal to shareholders or changes in the investment strategies of one or both Portfolios.

Who will pay for this dissolution?

The expenses of the dissolution, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by the Fund.

What does the Board of Directors recommend?

The Board of Directors recommends that you vote in favor of the dissolution.  Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum will be represented at the special shareholders meeting.

Where do I get more information about the Fund?

Please call Stratus Funds at 402.323.1846.

STRATUS FUND, INC.
6801 South 27th Street,

Lincoln, Nebraska 68512

402-323-1846

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2016

May 16, 2016

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Stratus Fund, Inc. will be held at 9:00 a.m., Central time, on June 7, 2016, at the offices of Union Investment Advisors, Inc., 6801 South 27th Street, Lincoln, Nebraska 68512.  The purpose of the Special Meeting of Shareholders is as follows:

1.

To consider and vote upon a proposed Agreement and Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of the Stratus Fund.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Each shareholder is invited to attend the Special Meeting of Shareholders in person or by proxy.  Shareholders of record as of the close of business on April 20, 2016 are the only persons entitled to receive notice of and to vote at the meeting and any adjournments thereof.  Your attention is directed to the attached Proxy Statement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR UTILIZE THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY BALLOT CARD.  TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL.  If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.

By Order of the Board of Directors,

/s/ Jon Gross

Jon Gross

President

PROXY STATEMENT

STRATUS FUND, INC.
6801 South 27th Street,

Lincoln, Nebraska 68512

402-323-1846

SPECIAL MEETING OF SHAREHOLDERS -
June 7, 2016

The enclosed proxy is solicited by the Board of Directors of the Stratus Fund Inc., (the “Fund”) in connection with a Special Meeting of Shareholders to be held June 7, 2016, and any adjournments thereof.  The costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of Shareholders and this Proxy Statement, will be paid by the Fund.  Mailing of the Notice of Special Meeting of Shareholders and this Proxy Statement will take place on approximately May 16, 2016.  Representatives of the Fund may, without cost to the Fund, solicit proxies on behalf of the Board of Directors of the Fund by means of mail, telephone, personal calls, or electronic means (i.e., e-mail).  The address of Union Investment Advisors, Inc., the Fund’s investment adviser (the “Adviser”) is that of the Fund as provided above.  The Fund’s underwriter, Nelnet Capital LLC, and it administrator, Adminisystems, Inc., are located at 6811 South 27th Street, Lincoln Nebraska.

A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Fund, by delivery of a duly executed proxy bearing a later date.  Attendance and voting in person at the meeting, without delivering a written notice of revocation, will not itself revoke a previously granted proxy.  Unless revoked, executed proxies that have been returned without instructions will be voted in favor of the dissolution and liquidation of the Fund in accordance with the recommendation of the Board of Directors.  In instances where a choice is specified by the shareholder in the proxy, those proxies will be voted in accordance with the shareholder’s choice.  Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, but will be counted as a vote “against” the proposal to liquidate and dissolve the Fund.  Under the Rules of the New York Stock Exchange, if a proposal is considered “non-discretionary,” (such as the proposal to liquidate and dissolve the Fund), then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished specific voting instructions to the broker.  If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall be deemed present at the meeting for the purpose of determining a quorum proposal but will be counted as a vote “against” the proposal to liquidate and dissolve the Fund.

So far as the Board of Directors is aware, no matter other than that described in this Proxy Statement will be acted upon at the meeting.  Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

The estimated cost of the liquidation of the Fund is $ 59,700.  The estimated cost of proxy solicitations is $ 4,700.

Only shareholders of record on April 20, 2016 may vote at the meeting or any adjournment thereof.  As of that date, the Growth Portfolio had 2,128,138.940 common shares, par value of $.001, issued and outstanding, and the Government Securities Portfolio had 3,500,276.094 common shares, par value of $.001, issued and outstanding.  Each shareholder of each Portfolio is entitled to one vote for each share held in each respective Portfolio.  Under Minnesota law, no shareholder will be entitled to exercise any dissenters’ rights or appraisal rights with respect to the dissolution and liquidation of the Portfolios.  A quorum of shares is required to take action at the meeting.  The holders of ten percent (10%) of the shares outstanding and entitled to vote at the meeting of each Portfolio, represented in person or by proxy, will constitute a quorum of shares at the meeting as to each respective Portfolio.  Provided a quorum is represented, the proposal will be passed as to each Portfolio with an affirmative vote of a majority of that Portfolio’s shares entitled to vote at the meeting.  If the proposal is not approved by a majority of shareholders of each Portfolio, the proposal will not become effective.

As of April 20, 2016, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.  As of April 20, 2016, no person, to the knowledge of Fund management, was the beneficial owner of more than 5% of the voting shares of the Fund, except as follows:

Name and Address of Beneficial owner	Number of Shares Held in the Fund	Percent of Outstanding Shares of the Fund
Growth Portfolio UBATCO & Co 6801 S 27th St. Lincoln, NE 68512 Including: Union Bank and Trust Company Profit Sharing & 401(k) Plan 6801 S 27th St. Lincoln, NE 68512	2,125,986.709 556,842.773	99.90% 26.17%

Government Securities Portfolio

UBATCO & Co

6801 S 27th St.

Lincoln, NE 68512

Including:

Union Bank and Trust Company

Profit Sharing & 401(k) Plan

6801 S 27th St.

Lincoln, NE 68512

Nelnet 401(k) Plan

121 S 13 St., Suite 301

Lincoln, NE  68508

	3,500,276.094 302,397.552 580,620.904	100.00% 8.64% 16.59%

In the event that sufficient votes are not received in favor of the proposal to liquidate and dissolve the Fund, the persons named as proxies will propose one or more adjournments of the meeting.  Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present (in person or by proxy) at the meeting or any adjournment thereof.  The persons named as proxies will vote all shares that have voted for the proposal in favor of adjournment; shares voted against the proposal will be voted against adjournment.

Copies of the Fund’s most recent annual and semi-annual reports are available to shareholders upon request.  If you would like to receive copies, please contact the Fund by mail at 6801 South 27th Street, Lincoln, Nebraska 68512, or call 888-769-2362 and one will be sent, without charge, by first-class mail within three business days of your request.

APPROVAL OF THE AGREEMENT AND PLAN OF DISSOLUTION AND LIQUIDATION

INTRODUCTION

At a meeting held April 28, 2016, the Board of Directors considered and approved the Adviser’s recommendation that the Fund be dissolved and liquidated and considered and approved a form of an Agreement and Plan of Dissolution and Liquidation of Stratus Fund (the “Liquidation Plan”) to be submitted to the shareholders of the Fund for approval.  A copy of the Liquidation Plan is attached as Exhibit A to this Proxy Statement.  If the shareholders of each Portfolio approve the Liquidation Plan, the Adviser will sell each Portfolio’s portfolio securities and other assets, pay creditors or establish reserves for such payments and distribute the net proceeds of such sales in cash, pro rata to the Shareholders of each Portfolio.  The Board of Directors unanimously recommends that shareholders vote FOR the Liquidation Plan.

BACKGROUND

The Fund is an open-end diversified management investment company that is a Minnesota corporation.  The Fund is organized as two distinct portfolios, the Growth Portfolio and the Government Securities Portfolio.  Union Investment Advisors, Inc. (the “Adviser”), the investment adviser to the Fund, recommended the dissolution of each Portfolio to the Board because the present modest size of the portfolios, limited distribution avenues to increase scale, and changing regulatory environment have limited the long-term appeal and potential success of the Funds.    Consequently, the Adviser made the business decision that it would be in the best interest of the Fund’s shareholders to approve the dissolution and liquidation of each of the Portfolios of the Fund.  Accordingly, the Adviser has recommended liquidating each Portfolio’s assets and distributing the proceeds to the shareholders of each respective Portfolio.

At its April 28, 2016 meeting, the Board of Directors agreed with the Adviser’s recommendation.  In reaching this conclusion, the Board of Directors considered the Adviser’s previous unsuccessful efforts to identify potential merger candidates for the Portfolios, among other strategic alternatives.  Accordingly, the Board of Directors, including all of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, unanimously adopted a resolution declaring that the proposed dissolution and liquidation of the Fund was in the best interests of the Fund and its shareholders, approving a form of Liquidation Plan, and directing the Adviser to submit it for shareholder approval.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS

If the Liquidation Plan is approved by the shareholders of each Portfolio voting separately, as of the date of approval, the Fund will cease to carry on its business and will proceed to sell all of the portfolio securities and other assets of each Portfolio for cash at one or more public or private sales and at such prices and on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Fund and its shareholders.  The Adviser anticipates that the aggregate of such prices, net of the Fund’s liabilities, will approximate each Portfolio’s net asset value on such date, subject to market changes during the period in which portfolio securities are sold.  The Fund will file Articles of Dissolution reflecting the dissolution of the Fund with the Minnesota Secretary of State in accordance with Minnesota law.  The Fund then will apply its assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments the remaining assets among the shareholders of each Portfolio of the Fund, with each shareholder receiving his or her proportionate share of each liquidation distribution in cash.  Upon such filing, the Fund will be statutorily dissolved and will cease to exist, and no shareholder will have any interest whatsoever in the Fund.  The Fund will bear the expenses of its liquidation.

If the Liquidation Plan is adopted, the Adviser currently estimates that the liquidation distributions will be paid to the shareholders of each Portfolio on or about June 10, 2016.  However, the exact date of the liquidation distributions will depend on the time required to liquidate the Fund’s assets.  Shareholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms.  The Fund may, if deemed appropriate, hold back sufficient assets to deal with any disputed claims or other contingent liabilities which may then exist against the Fund.  Any amount that is held back relating to any such claim will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined.  The Adviser does not anticipate, however, that it will be necessary to hold back any assets to deal with disputed claims or other contingent liabilities.  In the event that claims are not adequately provided for or are brought after dissolution by previously unknown creditors or claimants, Fund directors and officers could be held personally liable.  In addition, although unlikely, claims possibly could be pursued against shareholders to the extent of distributions received by them in liquidation.

The Fund does not currently intend to create a trust to administer liquidation distributions; however, in the event the Fund is unable to distribute all of its assets pursuant to the Liquidation Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located.  The expenses of any such trust will be charged against the liquidation distributions held therein.

As soon as practicable after the distribution of all of the Fund’s assets in complete liquidation, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments.

FEDERAL INCOME TAX CONSEQUENCES

The receipt of liquidation distributions by the shareholders will be treated for federal income tax purposes as a taxable event.  Each shareholder will generally determine gain or loss measured by the difference between the adjusted basis of each block of shares held and such block's proportionate share of each distribution received in liquidation. Until all liquidating distributions have been made to the shareholders, all blocks of shares will be deemed to be outstanding, and no loss will be recognized until the final distribution has been received. Provided that the shares are held as capital assets, any gain or loss recognized by a shareholder will be capital gain or loss and will be long-term capital gain or loss if the shares have been held for more than one year.  Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidating distribution.

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares, or the receipt of a liquidating distribution. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.  If you have questions or need assistance, please contact your financial advisor.

REQUIRED VOTE

The affirmative vote of a majority of each Portfolio of the Fund’s shares entitled to vote at the meeting is required to approve the Liquidation Plan.  The Board of Directors recommends that shareholders vote FOR approval of the Liquidation Plan.

SHAREHOLDERS WITH THE SAME ADDRESS

The Fund’s practice is to “household,” or consolidate, shareholder mailings of proxy statements to shareholders who share the same address.  This means that a single copy of this proxy statement is sent to the address of record.  If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Fund by phone at 402-323-1846 or by mail at 6801 South 27th Street, Lincoln, Nebraska 68512, and the Fund will mail additional proxy statements for each of your accounts within 5 days of your request.  You may also contact the Fund in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.

Dated: May 16, 2016

By Order of the Board of Directors.

/s/ Jon Gross

Jon Gross

President

Exhibit A

AGREEMENT AND PLAN OF DISSOLUTION AND LIQUIDATION

STRATUS FUND, INC.

THIS AGREEMENT AND PLAN OF DISSOLUTION AND LIQUIDATION (the “Liquidation Plan”) is made as of this 28th day of April, 2016, by Stratus Fund, Inc.  (the “Fund”), a Minnesota corporation with its principal place of business at 6801 South 27th Street, Lincoln, Nebraska 68512 operating as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act’’).

This Liquidation Plan sets forth the terms and conditions of the Fund’s complete dissolution, liquidation, and termination.

WITNESSETH:

WHEREAS, at a meeting of the Fund’s board of directors (the “Board of Directors”) on April 28, 2016, the Board of Directors, including those directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, determined to submit the Liquidation Plan to the Fund’s shareholders for their approval, such Liquidation Plan to provide for the orderly dissolution, liquidation, and termination of the Fund.

NOW, THEREFORE, upon approval of the Liquidation Plan by the shareholders of each of the Growth Portfolio and the Government Securities Portfolio of the Fund (the “Portfolios”), voting separately, the dissolution, liquidation, and termination of the Fund shall be carried out in the manner set forth herein:

1.

EFFECTIVE DATE OF THE LIQUIDATION PLAN.  The Liquidation Plan shall be effective only upon its approval by the vote of a majority of the outstanding voting securities of the Portfolios of the Fund, voting separately, obtained at a special meeting of the Fund’s shareholders called for the purpose of voting on the Liquidation Plan.  The date of the Liquidation Plan’s approval by the shareholders of each of the Portfolios of the Fund, voting separately, is hereinafter referred to as the “Effective Date.”

2.

WINDING UP OF BUSINESS.  Commencing with the Effective Date, the Fund shall wind up its business and affairs and, as soon as is practicable, distribute its net assets to shareholders in accordance with the provisions of the Liquidation Plan after payment to (or reservation of assets for payment to) the Fund’s creditors.

Notwithstanding the provisions of the Liquidation Plan, the Fund shall, prior to making the final liquidating distributions to shareholders described in Section 5, continue to (i) honor requests for the redemption of Fund shares received before the close of business on the Liquidation Date (as defined in Section 5); and (ii) issue shares, as appropriate, in connection with the reinvestment of dividends or distributions by existing shareholders, and for any purchase orders received.

3.

LIQUIDATION OF ASSETS.  As soon as practicable after the Effective Date and consistent with the terms of the Liquidation Plan, the Fund, to the extent it has not already done so, shall liquidate its assets to cash form.

4.

PAYMENT OF LIABILITIES.  As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve reasonable amounts to pay) all known liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distributions described in Section 5.

5.

FINAL LIQUIDATING DISTRIBUTIONS.  As soon as practicable after the liquidation of all of its assets to cash form and the payment of (or the reservation of reasonable amounts for the payment of known liabilities, the Fund shall calculate final liquidating distributions with respect to its shares and distribute such net liquidation proceeds to all remaining shareholders in the manner provided below.  The date determined by the Fund for the calculation of such final liquidating distributions is hereinafter referred to as the “Liquidation Date.”

(a)

Each shareholder who is a record holder of Fund shares as shown on the books of the Fund as of the close of business on the Liquidation Date (a “Record Holder”) shall be entitled to and shall receive from the Fund’s net liquidation proceeds payable a liquidating distribution proportionate to his share ownership in each Portfolio of the Fund (a “Liquidation Distribution”).  Each Liquidation Distribution shall be calculated using the net asset value per share for each Portfolio as determined as of the close of business on the Liquidation Date in accordance with the Fund’s most recent prospectus and statement of additional information, as supplemented, and shall be rounded to the second decimal place.

(b)

As soon as practicable after the Liquidation Date, the Fund shall pay each Liquidation Distribution either by wire or by check made payable to and mailed directly to the Record Holder.  Shareholders whose shares are held in the name of their broker or other financial institution will receive their distribution through their nominee firms.

(c)

No shareholder shall be entitled to interest on a Liquidation Distribution, and such distributions shall be subject to any applicable withholding fees or taxes.

(d)

The final liquidating distributions described above shall be in complete redemption and cancellation of all of the Fund’s outstanding shares.

6.

TERMINATION OF THE FUND.  As soon as practicable after the completion of the final liquidating distributions described in Section 5, the Fund shall be terminated pursuant to the terms of this Liquidation Plan, and applicable provisions of Minnesota law.

7.

EXPENSES OF LIQUIDATION AND TERMINATION.  The Fund will bear all expenses that are incurred by it in connection with the implementation of the Liquidation Plan.

8.

AUTHORIZATION OF DIRECTORS AND FUND OFFICERS.  The Board of Directors and, subject to the general direction of the Board of Directors, the Fund’s officers shall have the authority, in the name and on behalf of the Fund, to make, execute, and deliver such other agreements, conveyances, assignments, certificates and filings and to take such further

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actions as they may deem necessary or desirable in order to carry out this Liquidation Plan and to conduct and complete the winding-up of the business and affairs of the Fund, including the preparation and filing of all tax returns and the preparation and filing of Form 966 with the Internal Revenue Service, together with certified copies of the directors’ and shareholders’ resolutions approving this Agreement and Liquidation Plan, as well as the preparation of any other forms or documents that may be required by the 1940 Act, applicable Minnesota law, or any other applicable state or federal law.

9.

AMENDMENT AND TERMINATION OF LIQUIDATION PLAN.

(a)

Except as otherwise provided by applicable law, the Board of Directors shall have the authority to authorize such variation from or amendments to the provisions of this Liquidation Plan as they may deem necessary or appropriate to effect the dissolution, liquidation, and termination of the Fund and the distribution of the Fund’s net assets to shareholders.

(b)

Except as otherwise provided by applicable law, the Board of Directors may terminate this Liquidation Plan and abandon the dissolution and liquidation contemplated hereby at any time prior to the Effective Date if, in the judgment of the Board of Directors, the facts and circumstances make proceeding with the Liquidation Plan inadvisable.

10.

GOVERNING LAW PROVISIONS.  This Liquidation Plan shall be subject to and construed consistently with the Fund’s Articles of Incorporation and By-Laws and shall otherwise be governed by and construed in accordance with the laws of the State of Minnesota.

STRATUS FUND, INC.

By

/s/   Jon Gross

Jon Gross

Its

President

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STRATUS FUND, INC.
6801 South 27th Street,

Lincoln, Nebraska 68512

402-323-1846

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2016

The shareholder signed on reverse of card hereby appoints Jon Gross and Jeffrey Jewell, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of common shares of the Stratus Fund, Inc. (the “Fund”) held of record by the undersigned on April 20, 2016, at a Special Meeting of Shareholders of the Fund, to be held on June 7, 2016, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person.  All previous proxies given with respect to the meeting hereby are revoked.

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Proxy Tabulator Proxytrust 100 Patco Court, Suite 9 Islandia, NY 11749-1522

TWO EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)

Read the Proxy Statement and have the proxy card below at hand

2)

Go to the website:

https://www.proxytrust.com/SSL/logininvestor.aspx

3)

Follow the instructions provided on the website.

To vote by Mail

1)

Read the Proxy Statement

2)

Check the appropriate boxes on the proxy card below

3)

Sign and date the proxy card

4)

Return the proxy card in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 7, 2016.  A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Card are available at:  https://www.proxytrust.com/SSL/logininvestor.aspx.

CONTROL  NUMBER:   [XXXX XXXX XXX]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [   ]

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:                         FOR      AGAINST       ABSTAIN

1.  Approval of the Agreement and Plan of Dissolution and Liquidation        [   ]              [   ]                       [  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.  RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ABOVE.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

To save further solicitation expense, please mark, sign, date, and return this proxy card promptly using the enclosed postage-paid envelope or utilize the internet or telephonic voting procedures described on the proxy ballot card.

Signature

Date

Signature (Joint Owners)

Date

______________________________________      _______________________________________________

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